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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 30, 2004


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF MARCH 1, 2004, PROVIDING FOR THE ISSUANCE OF MERITAGE MORTGAGE LOAN TRUST, ASSET-BACKED CERTIFICATES, SERIES 2004-1)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                   333-111379           06-1442101
           --------                   ----------           ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                06830
         ----------------------                                -----
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
                                                     --------------


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                                      -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On March 30, 2004, a single series of certificates, entitled Meritage Mortgage Loan Trust 2004-1, Asset-Backed Certificates, Series 2004-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), HomEq Servicing Corporation as servicer (the "Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of sixteen classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class II-A1 Certificates", "Class II-A2 Certificates", "Class II-A3 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class B-1 Certificates", "Class C Certificates", "Class P Certificates", and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $522,243,789.66 as of March 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 30, 2004, among Meritage Mortgage Corporation (the "Originator"), Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class I-A1 Certificates, ,\ the Class II-A1 Certificates, the Class II-A2 Certificates, the Class II-A3 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, and the Class M-8 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated March 30, 2004 (the "Underwriting Agreement") among the Depositor and the Underwriter. The Class B-1 Certificates and the Class R Certificates were sold by the Depositor to the Underwriter pursuant to the Purchase Agreement, dated March 30, 2004 (the "Purchase Agreement") among the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

          ==================================================================================================
                                          Initial Certificate Principal
                       Class                  Balance or Notional Amount            Pass-Through Rate
          --------------------------------------------------------------------------------------------------
                       I-A1                         $276,060,000.00                     Variable
          --------------------------------------------------------------------------------------------------
                       II-A1                        $110,000,000.00                     Variable
          --------------------------------------------------------------------------------------------------
                       II-A2                        $142,500,000.00                     Variable
          --------------------------------------------------------------------------------------------------
                       II-A3                        $23,540,000.00                      Variable
          --------------------------------------------------------------------------------------------------
                        M-1                         $41,530,000.00                      Variable
          --------------------------------------------------------------------------------------------------
                        M-2                         $13,840,000.00                      Variable
          --------------------------------------------------------------------------------------------------
                        M-3                         $10,380,000.00                      Variable
          --------------------------------------------------------------------------------------------------
                        M-4                         $12,110,000.00                      Variable
          --------------------------------------------------------------------------------------------------
                        M-5                         $10,380,000.00                      Variable
          --------------------------------------------------------------------------------------------------


                                      -3-


          --------------------------------------------------------------------------------------------------
                        M-6                         $10,380,000.00                      Variable
          --------------------------------------------------------------------------------------------------
                        M-7                         $10,380,000.00                      Variable
          --------------------------------------------------------------------------------------------------
                        M-8                         $10,380,000.00                      Variable
          --------------------------------------------------------------------------------------------------
                        B-1                          $6,920,000.00                      Variable
          --------------------------------------------------------------------------------------------------
                         C                          $13,843,689.66                      Variable
          --------------------------------------------------------------------------------------------------
                         P                              $100.00                            N/A
          --------------------------------------------------------------------------------------------------
                         R                              100.00%                            N/A
          ==================================================================================================

            The Certificates, other than the Class C Certificates, the Class P Certificates, Class B-1 Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated March 12, 2004 and the Prospectus Supplement, dated March 25, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, Class B-1 Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits

         Exhibit No.                                  Description
         -----------                                  -----------
              4.1 Pooling and Servicing Agreement, dated as of March 1, 2004, by and among Financial Asset Securities Corp. as Depositor, HomEq Servicing Corporation as Servicer and Deutsche Bank National Trust Company as Trustee, relating to the Series 2004-1 Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 30, 2004

                                         FINANCIAL ASSET SECURITIES CORP.


                                         By: /s/ Frank Skibo
                                             ----------------------------
                                         Name:   Frank Skibo
                                         Title:  Senior Vice President

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                                Index to Exhibits
                                -----------------




                                                                                               Sequentially
     Exhibit No.                                Description                                   Numbered Page
     -----------                                -----------                                   -------------
         4.1           Pooling and  Servicing  Agreement,  dated as of March 1, 2004,               7
                       by and among  Financial Asset  Securities  Corp. as Depositor,
                       HomEq  Servicing  Corporation  as Servicer and  Deutsche  Bank
                       National  Trust  Company as  Trustee,  relating  to the Series
                       2004-1 Certificates.

                                   Exhibit 4.1